American Independence Global Tactical Allocation Fund
American Independence Kansas Tax-Exempt Bond Fund

(the “Funds” and each, a “Fund”)

each a series of

ALPS SERIES TRUST

(the “Trust”)

Supplement dated July 16, 2019 to each Fund’s Prospectus and Statement of Additional Information
dated January 28, 2019, as may be subsequently supplemented and revised

The investment advisory agreement by and between Manifold Partners, LLC (“MPL”), the Funds’ investment adviser, and the Trust, with respect to the Funds, will terminate on September 12, 2019 (or such earlier date agreed to by the parties), pursuant to notice of resignation provided by MPL in accordance with the terms and provisions of the agreement. The termination of the investment advisory agreement will also cause the termination as of the same date of the (i) American Independence Global Tactical Allocation Fund’s sub-advisory agreement with Lee Capital Management L.P. and (ii) American Independence Kansas Tax Exempt Bond Fund’s sub-advisory agreement with Carret Asset Management, LLC. Until the effective date of termination of the respective agreements, each firm will continue to provide the investment advisory and sub-advisory services it currently provides to the Fund(s).

The Board of Trustees of the Trust is reviewing potential options to determine the actions that are in the Funds’ and shareholders’ best interests going forward.

Investors Should Retain This Supplement for Future Reference

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